Exhibit 10.2

SCHEDULE IDENTIFYING MATERIAL DIFFERENCES BETWEEN
EMPLOYMENT AGREEMENTS
BETWEEN NEOPROBE CORPORATION AND
THE INDIVIDUALS LISTED BELOW

	Commencement Date	Termination Date	2011 Base Salary	Amount of Severance	Amount of Severance upon change of control

Frederick O. Cope	1/1/2011	12/31/2012	$245,000	$245,000	$367,500
Mark J. Pykett	11/15/2010	12/31/2011	$325,000	$162,500	Greater of: (a) 30 months salary; or (b) $650,000
Brent L. Larson	1/1/2011	12/31/2012	$207,000	$207,000	$310,500
Anthony K. Blair	1/1/2011	12/31/2012	$195,000	$195,000	$292,500